Inventories	6 Months Ended
Jun. 30, 2025
Classes of current inventories [abstract]
Inventories

Note 14. Inventories

	June 30, 2025	December 31, 2024
Raw materials and consumables	12,551	12,565
Finished goods	53,300	53,037
Total	65,851	65,602

Inventories recognized as an expense for the three months ended June 30, 2025 amounted to $133.2 million (2024: $135.2 million). Inventories recognized as an expense for the six months ended June 30, 2025 amounted to $260.8 million (2024: $273.0 million). The expenses were included in cost of goods sold.

Write-downs of inventories to net realizable value for the three months ended June 30, 2025 amounted to $0.8 million (2024: $0.2 million). Write-downs of inventories to net realizable value for the six months ended June 30, 2025 amounted to $4.4 million (2024: $0.5 million). The write-downs were recognized as an expense for each period and included in cost of goods sold.